Reserves and Dividends (Details) - USD ($)	12 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
Reserves and dividends (Textual)
Percentage of net income transfer	10.00%
Statutory surplus reserve, percentage	50.00%
Remaining statutory surplus reserve, percentage	50.00%	50.00%
Registered capital requirement amount	$ 800,000	$ 800,000
Statutory reserves, description	The surplus reserve fund can however be used to fund previous years' losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.